Exhibit 8.1

Principal subsidiaries

The following is a list of Ternium’s subsidiaries at December 31, 2011.

Company	Country of Organization	Main activity	Percentage of ownership at December 31,
			2011	2010	2009
Ternium S.A.	Luxembourg	Holding	100.00%	100.00%	100.00%
Ternium Investments S.à.r.l. (1)	Luxembourg	Holding	100.00%	100.00%	—
Ternium Solutions A.G. (2)	Switzerland	Services	100.00%	—	—
Ternium Brasil S.A. (3)	Brazil	Holding	100.00%	100.00%	100.00%
Siderúrgica do Norte Fluminense S.A. (4)	Brazil	Manufacturing and selling of steel products	100.00%	100.00%	—
Ylopa—Servicos de Consultadoria Lda. (5)	Portugal	Holding	—	94.38%	94.38%
Consorcio Siderurgia Amazonia S.L.U. (6)	Spain	Holding	94.38%	94.38%	94.38%
Secor- Servicios Corporativos S.A. (6)	Venezuela	Holding	94.38%	94.38%	94.38%
Ternium Internacional España S.L.U. (3)	Spain	Marketing of steel products	100.00%	100.00%	100.00%
Siderar S.A.I.C. (7)	Argentina	Manufacturing and selling of flat steel products	60.94%	60.94%	60.94%
Impeco S.A. (8)	Argentina	Manufacturing of pipe products	60.97%	60.97%	60.97%
Prosid Investments S.C.A. (8)	Uruguay	Holding	60.94%	60.94%	60.94%
Inversiones Basilea S.A. (9)	Chile	Purchase and sale of real estate and other	60.94%	60.94%	60.94%
Ternium Mexico S.A. de C.V. (10)	Mexico	Holding	88.72%	88.72%	88.71%
Hylsa S.A. de C.V. (11)	Mexico	Manufacturing and selling of steel products	88.72%	88.72%	88.71%
Las Encinas S.A. de C.V. (11)	Mexico	Exploration, exploitation and pelletizing of iron ore	88.72%	88.72%	88.71%
Ferropak Comercial S.A. de C.V. (11)	Mexico	Scrap services company	88.72%	88.72%	88.71%
Ferropak Servicios S.A. de C.V. (11)	Mexico	Services	88.72%	88.72%	88.71%
Galvacer America Inc (11)	USA	Distributing company	88.72%	88.72%	88.71%
Galvamet America Corp (11)	USA	Manufacturing and selling of insulated panel products	88.72%	88.72%	88.71%
Transamerica E. & I. Trading Corp (11)	USA	Scrap company	88.72%	88.72%	88.71%
Técnica Industrial S.A. de C.V. (11)	Mexico	Services	88.72%	88.72%	88.71%
Sefimsa S.A. de C.V. (11)	Mexico	Financial services	88.72%	88.72%	88.71%
Ecore Holding S. de R.L. de C.V. (11)	Mexico	Holding	88.72%	88.72%	88.71%
Neotec L.L.C. (11)	USA	Holding	88.72%	88.72%	88.71%
Treasury Services S.A. de C.V. (11)	Mexico	Financial services	88.72%	88.72%	88.71%
APM, S.A. de C.V. (11)	Mexico	Manufacturing and selling of steel products	88.72%	88.72%	88.71%
Acedor, S.A. de C.V. (11)	Mexico	Holding	88.72%	88.72%	88.71%
Empresas Stabilit S.A. de C.V. (12)	Mexico	Holding	—	88.72%	88.71%
Acerus S.A. de C.V. (11)	Mexico	Manufacturing and selling of steel products	88.72%	88.72%	88.71%

Imsa Monclova S.A. de C.V. (11)	Mexico	Services	88.72%	88.72%	88.71%
Ternium Internacional Guatemala S.A. (13)	Guatemala	Selling of steel products	99.98%	88.72%	88.71%
Corporativo Grupo Imsa S.A. de C.V. (11)	Mexico	Services	88.72%	88.72%	88.71%
Ternium USA Inc. (11)	USA	Manufacturing and selling of steel products	88.72%	88.72%	88.71%
Consorcio Minero Benito Juarez Peña Colorada S.A.de C.V. (14)	Mexico	Exploration, exploitation and pelletizing of iron ore	44.36%	44.36%	44.36%
Peña Colorada Servicios S.A. de C.V. (14)	Mexico	Services	44.36%	44.36%	44.36%
Servicios Integrales Nova de Monterrey S.A. de C.V. (15)	Mexico	Medical and social services	66.09%	66.09%	66.09%
Ternium Guatemala S.A. (16)	Guatemala	Manufacturing and selling of steel products	—	88.72%	88.71%
Ternium Internacional Nicaragua S.A.	Nicaragua	Manufacturing and selling of steel products	99.38%	88.18%	88.18%
Ternium Internacional Honduras S.A. de C.V.	Honduras	Manufacturing and selling of steel products	99.18%	88.01%	88.00%
Ternium Internacional El Salvador, S.A. de C.V.	El Salvador	Manufacturing and selling of steel products	99.91%	88.66%	88.65%
Ternium Internacional Costa Rica S.A.	Costa Rica	Manufacturing and selling of steel products	99.98%	88.72%	88.71%
Ferrasa S.A.S. (17)	Colombia	Manufacturing and selling of steel products	54.00%	54.00%	—
Perfilamos del Cauca S.A.S. (17)	Colombia	Manufacturing and selling of steel products	54.00%	54.00%	—
Figuraciones S.A.S. (17)	Colombia	Manufacturing and selling of steel products	54.00%	54.00%	—
Siderúrgica de Caldas S.A.S. (17)	Colombia	Manufacturing and selling of steel products	54.00%	54.00%	—
Procesadora de Materiales Industriales S.A.	Colombia	Scrap services company	32.40%	32.40%	—
Recolectora Industrial de Colombia S.A. (18)	Colombia	Scrap services company	—	28.70%	—
Desechos Industriales de Colombia S.A. (18)	Colombia	Scrap services company	—	29.70%	—
Tenigal S. de R.L. de C.V. (19)	Mexico	Manufacturing and selling of steel products	51.00%	51.00%	—
Ternium Investments Switzerland AG (3)	Switzerland	Holding	100.00%	100.00%	—
Ternium Internacional S.A. (20)	Uruguay	Holding and marketing of steel products	100.00%	100.00%	100.00%
Ternium International Ecuador S.A. (21)	Ecuador	Marketing of steel products	100.00%	100.00%	100.00%
Ternium International USA Corporation (21)	USA	Marketing of steel products	100.00%	100.00%	100.00%
Ternium Internationaal B.V. (21)	Netherlands	Marketing of steel products	100.00%	100.00%	100.00%
Ternium Internacional Perú S.A. (21)	Peru	Marketing of steel products	100.00%	100.00%	100.00%
Ternium Internacional de Colombia S.A.S. (formerly Ternium Internacional de Colombia S.A.) (21)	Colombia	Marketing of steel products	100.00%	100.00%	100.00%
Ternium Procurement S.A. (20)	Uruguay	Procurement services	100.00%	100.00%	100.00%
Ternium International Inc. (20)	Panama	Marketing of steel products	100.00%	100.00%	100.00%

Ternium Engineering & Services S.A. (22)	Uruguay	Engineering and other services	100.00%	100.00%	100.00%
Ternium Ingeniería y Servicios de Argentina S.A.	Argentina	Engineering and other services	100.00%	100.00%	100.00%
Ternium Ingeniería y Servicios de Mexico S.A. de C.V.	Mexico	Engineering and other services	100.00%	100.00%	100.00%
Ternium Treasury Services S.A. (20)	Uruguay	Financial services	100.00%	100.00%	100.00%
Ternium Treasury Services B.V. (20)	Netherlands	Financial services	100.00%	100.00%	100.00%
Ferrasa Panamá, S.A. (23)	Panama	Manufacturing and selling of steel products	54.00%	54.00%	—
Aceros Transformados de Panamá, S.A. (23)	Panama	Manufacturing and selling of steel products	54.00%	54.00%	—
Ternium Investments S.A. (formerly Dirken Company S.A.) (24)	Uruguay	Holding	—	—	100.00%

(1)	Incorporated in the fourth quarter of 2010.
(2)	Indirectly through Ternium Investments S.à.r.l. Total voting rights held: 100.00%. Incorporated in the first quarter of 2011.
(3)	Indirectly through Ternium Investments S.à.r.l. Total voting rights held: 100.00%.
(4)	Indirectly through Ternium Brasil S.A. Total voting rights held: 100.00%. Incorporated during 2010.
(5)	This company was dissolved as of December 27, 2011.
(6)	Since December 27, 2011, indirectly through Ternium Investments S.á.r.l. (85.62%) and Prosid Investments S.C.A. (8.76%). Total voting rights held: 100.00%. Before that, indirectly through Ylopa – Servicos de Consultadoría Lda.
(7)	Indirectly through Ternium Internacional España S.L.U. Total voting rights held: 60.94%.
(8)	Indirectly through Siderar S.A.I.C and Ternium Internacional S.A. Total voting rights held 100.00%.
(9)	Indirectly through Siderar S.A.I.C. Total voting rights held 100.00%.
(10)	Indirectly through Siderar S.A.I.C., Inversiones Basilea S.A. and Ternium Internacional España S.L.U. Total voting rights held 99.93%.
(11)	Indirectly through Ternium Mexico S.A. de C.V. Total voting rights held: 100.00%.
(12)	Merged with Ternium Mexico S.A. de C.V. during the fourth quarter of 2011.
(13)	Indirectly through Ternium Internacional España S.L.U. Total voting rights held: 100%.
(14)	Indirectly through Ternium Mexico S.A. de C.V. Total voting rights held: 50.00%. Consolidated under the proportionate consolidation method.
(15)	Indirectly through Ternium Mexico S.A. de C.V. Total voting rights held: 74.50%.
(16)	This company was merged with Ternium Internacional Guatemala, S.A. during the first quarter of 2011.
(17)	Indirectly through Ternium Internacional España S.L.U.. Total voting rights held: 54.00%. Incorporated during 2010. (See note 3 to our consolidated financial statements as of December 31, 2011).
(18)	These companies were sold during the second quarter of 2011.
(19)	Indirectly through Ternium Internacional España S.L.U.. Total voting rights held: 51.00%. Incorporated during 2010. (See note 29 to our consolidated financial statements as of December 31, 2011).
(20)	Indirectly through Ternium Investments Switzerland AG. Total voting rights held: 100.00%.
(21)	Indirectly through Ternium Internacional S.A. Total voting rights held 100.00%.
(22)	Indirectly through Ternium Internacional Inc.. Total voting rights held 100.00%.
(23)	Indirectly through Ternium Treasury Services S.A. Total voting rights held: 54.00%. Incorporated during 2010. (See note 3 to our consolidated financial statements as of December 31, 2011).
(24)	This company was dissolved as of December 6, 2010.